                                                                    EXHIBIT 10.2

                               SECOND AMENDMENT TO
                          CREDIT AND SECURITY AGREEMENT

     SECOND AMENDMENT TO CREDIT AND SECURITY AGREEMENT, executed on the 14th day of  December  2006,  to be  effective  on the 15th day of  December,  2006  (the
"Effective  Date"), by and among Blonder Tongue  Laboratories,  Inc., a Delaware corporation  ("BTL"),  BDR Broadband,  LLC, a Delaware limited liability company
("BDR") (BTL and BDR are each, a "Borrower" and collectively,  the "Borrowers"),
Blonder Tongue Investment Company, a Delaware corporation "BTIC"), National City
Business Credit,  Inc., an Ohio  corporation  (the "Lender"),  and National City
Bank, a national banking association, as the Issuer (the "Issuer") (this "Second
Amendment").

                              W I T N E S S E T H:

     WHEREAS, pursuant to that certain Credit and Security Agreement,  effective
December 29, 2005, by and among the Borrowers, the Guarantors party thereto, the
Lender and the Issuer,  as amended by that certain (i) First Amendment to Credit and Security  Agreement,  effective  March 30, 2006, by and among the Borrowers, the Guarantors party thereto,  the Lender and the Issuer, (ii) Letter Agreement, dated  September  11, 2006, by and among the  Borrowers,  the  Guarantors  party thereto,  the Lender and the Issuer,  (iii) Letter Agreement,  dated November 8,
2006, by and among the Borrowers,  the Guarantors party thereto,  the Lender and the Issuer,  (iv) Letter  Agreement,  dated  December 1, 2006,  by and among the
Borrowers,  the  Guarantors  party thereto,  the Lender and the Issuer,  and (v)
Letter  Agreement,  dated  December 15, 2006,  by and among the  Borrowers,  the
Guarantors  party  thereto,  the  Lender  and the  Issuer  (the  "Fourth  Letter
Agreement")  (as  amended,  the "Credit  Agreement"),  the  Lender,  among other things,  extended  to the  Borrowers  a (i)  revolving  credit  facility  in the aggregate  principal  amount  not to  exceed  Ten  Million  and  00/100  Dollars
($10,000,000.00)  and (ii) a term loan facility in the original principal amount of Three Million Five Hundred Thousand and 00/100 Dollars ($3,500,000.00);

     WHEREAS,  pursuant to the Fourth Letter Agreement,  the Lender, among other things,  consented to the sale by the BTL of all of the  outstanding  membership interest in BDR to a third  party,  which  necessitates  the removal of BDR as a
"Borrower" under the Credit Agreement; and

     WHEREAS,  the Borrowers  desire to amend  certain  provisions of the Credit
Agreement,  and the  Lender  and the  Issuer  desire to permit  such  amendments pursuant to the terms and conditions set forth herein.

     NOW, THEREFORE, in consideration of the premises contained herein and other valuable  consideration,  the  receipt  and  sufficiency  of  which  are  hereby acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows:

     1. All  capitalized  terms  used  herein  which are  defined  in the Credit
Agreement shall have the same meaning herein as in the Credit  Agreement  unless the context clearly indicates otherwise.

     2. Section 1.01 of the Credit  Agreement is hereby  amended by deleting the following definitions in their entirety:

                           "BDR"
                           "Covenant Compliance Date"
                           "Eligible Rights of Entry"
                           "Eligible Rights of Entry Amortization Amount"
                           "Rights of Entry"

     3. Section 1.01 of the Credit  Agreement is hereby  amended by amending and restating the following definitions as follows:

          "Borrower"  shall  mean BTL and any  other  Person  who may  hereafter become a party hereto as a borrower and "Borrowers" shall collectively mean all such Persons.

          "Contract Rate" shall mean, as applicable, the Revolving Interest Rate or the Term Loan Rate.

          "Fixed Charges" shall mean, with respect to any fiscal period, the sum of (a)  interest  expense  of BTL  and  its  Subsidiaries  determined  on a consolidated  basis with  respect to such period in  accordance  with GAAP, plus  (b)  scheduled  principal  payments  on  Indebtedness  of BTL and its
     Subsidiaries on a consolidated basis with respect to such period,  plus (c)
     for the fiscal year 2006,  an amount equal to Two Hundred  Twenty  Thousand
     Seven Hundred Ten and 00/100 Dollars ($220,710.00).

          "Pledge  Agreement" shall mean (i) the Pledge  Agreement  executed and delivered  by BTL to the  Lender  for the  benefit of itself and the Issuer with  respect to all of the issued and  outstanding  capital  stock of BTIC owned by BTL,  (ii) the Pledge  Agreement  executed and delivered by BTL to the Lender for the benefit of itself and the Issuer with  respect to all of the  issued  and  outstanding  capital  stock of Hybrid  Networks,  LLC,  a
     Delaware limited liability company, owned by BTL and (iii) any other Pledge
     Agreement  executed  and  delivered  by any Loan Party to the  Lender  with respect to the Subsidiary Stock, together with all amendments, supplements, modifications,  substitutions  and  replacements  thereto  and  thereof and
     "Pledge Agreements" means collectively, all such Pledge Agreements.

     4. Section (h) of the definition of "Collateral"  contained in Section 1.01 of the Credit  Agreement  is hereby  deleted in its entirety and in its stead is inserted the following:

          (h) [Reserved];

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          5. Section  2.1(a) of the Credit  Agreement  is hereby  deleted in its entirety and in its stead is inserted the following:

               Subject to the terms and  conditions  set forth in this Agreement including,  without  limitation,  Section 2.1(b), the Lender will make
          Revolving  Advances to the Borrowers in aggregate amounts  outstanding at any time equal to the lesser of (x) the Maximum  Revolving  Advance
          Amount less the aggregate  amount of outstanding  Letters of Credit or
          (y) an amount equal to the sum of:

               (i) up to eighty-five percent (85%), subject to the provisions of
          Section  2.1(b)  hereof  ("Receivables  Advance  Rate"),  of  Eligible
          Receivables, plus

               (ii) up to the  lesser of (A)  eighty-five  percent  (85%) of the
          Gross  Orderly  Liquidation  Value  (expressed as a percentage of cost based on the most recent inventory  appraisal) of Eligible  Inventory, subject to the  provisions of Section  2.1(b)  hereof (the  "Inventory
          Advance Rate") (the Receivables Advance Rate and the Inventory Advance
          Rate are collectively, the "Advance Rates"), or (B) Three Million Five
          Hundred Thousand and 00/100 Dollars  ($3,500,000.00)  in the aggregate at any one time, minus

               (iii) the  aggregate  amount of  outstanding  Letters  of Credit, minus

               (iv) such reserves as the Lender may  reasonably  deem proper and necessary from time to time.

               The amount  derived from the sum of Sections  2.1(a)(i)  and (ii)
          minus the sum of  Section  2.1(a)  (iii) and (iv) at any time and from time to time shall be referred to as the "Formula Amount".

               Revolving  Advances  shall be  evidenced  by one or more  secured
          promissory   notes   (collectively,   the  "Revolving   Credit  Note")
          substantially in the form attached hereto as Exhibit 2.1(a).

     6. Section  3.2(a)(y) of the Credit Agreement is hereby amended by deleting the parenthetical  "(provided,  however, that from and including March 30, 2006, through and including the Covenant  Compliance Date, such fees shall be equal to the average daily face amount of each outstanding Letter of Credit multiplied by two and one half of one percent (2.5%))" in its entirety.

     7. Section 4.3 of the Credit  Agreement  is hereby  amended by deleting the parenthetical  "(including,  but not limited to, with  respect  Rights of Entry, expiration)" in its entirety.

     8. All references to "Rights of Entry"  contained in Sections  8.1(k),  (w)
and (z) are hereby deleted in their entirety.

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     9.  Section  9.2(b) is hereby  deleted in its  entirety and in its stead is inserted the following:

          (b) [Reserved].

     10. Section 9.12 of the Credit  Agreement is hereby amended by deleting the parenthetical  "(including  an income  statement for each  calendar  month and a balance  sheet as at the end of each  calendar  month and a  separate  operating budget and cash flow for BDR)" in its entirety.

     11. The following  schedules to the Credit  Agreement are hereby deleted in their entirety and replaced by the corresponding schedules attached hereto: 4.5,
4.15(c), 4.15(g), 5.2(a), 5.2(b), 5.4 and 5.21.

     12. The following  exhibits to the Credit  Agreement are hereby  deleted in their  entirety  and replaced by the  corresponding  exhibits  attached  hereto:
Exhibit A, Exhibit 2.1(a), and Exhibit 2.4.

     13.  Exhibit A to that certain  Pledge  Agreement,  effective  December 29,
2005, made by BTL in favor of the Lender (for its benefit and the benefit of the
Issuer), originally with respect to all of the issued and outstanding membership interests of BDR and Hybrid Networks,  LLC, a Delaware limited liability company owned by BTL is hereby deleted in its entirety and replaced by the corresponding
Exhibit A (Pledge Agreement) attached hereto.

     14. The provisions of Sections 2 through 13 and 15 of this Second Amendment shall not become effective until the Lender has received the following,  each in form and substance acceptable to the Lender:

          (a) this Second  Amendment,  duly  executed  by each Loan  Party,  the
     Lender and the Issuer;

          (b) the documents  listed on the Preliminary  Closing Agenda set forth on Exhibit "A" attached hereto and made a part hereof;

          (c) a  prepayment  of the Term Loan in an amount at least equal to One
     Million Five Hundred Thousand and 00/100 Dollars;

          (d)  consummation  of the  Rights of Entry  Transfer,  the  Trademarks
     Transfer,  the Membership Interest Sale and the Trademarks License (each as defined in the Fourth Letter Agreement); and

          (e) such other documents as may be reasonably requested by the Lender.

     15.  The Lender  hereby  releases  (i) the  pledge and lien  granted by BTL pursuant to that certain Pledge Agreement,  effective December 29, 2005, made by
BTL in favor of the Lender (for its benefit and the benefit of the Issuer), with respect to all of the issued and outstanding  membership  interests of BDR owned by BTL, (ii) BDR from the Credit  Agreement and,  therefore,  BDR has no further obligations  pursuant  to the  Credit  Agreement  and shall  cease to be a "Loan

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Party" thereto, (iii) BDR from the Environmental  Indemnity and, therefore,  BDR has no further  obligations  pursuant to the Environmental  Indemnity,  (iv) BDR from the Intellectual  Property Security  Agreement and,  therefore,  BDR has no further  obligations  pursuant to the Intellectual  Property Security Agreement,
(v) all  liens,  security  interests  and other  encumbrances  under the  Credit
Agreement,  the Intellectual  Property Security Agreement or the Other Documents
or otherwise in the  Collateral  that is owned by BDR, and (vi) BDR from any and all  obligations  or  liabilities  whatsoever  in favor of the Lender and/or the
Issuer.  The Lender agrees that it will file a discharge of security interest in the form of Exhibit B attached  hereto and made a part  hereof and will file any other release  documents or  instruments  reasonably  necessary to discharge the security  interest  of the  Lender  in  the  Collateral  that  is  owned  by BDR including,  without limitation, UCC-3 Termination Statements with respect to all
UCC-1 Financing Statements filed of record against BDR or assignments.

     16. Each Loan Party hereby reconfirms and reaffirms all representations and warranties,  agreements  and  covenants  made by it  pursuant  to the  terms and conditions  of the  Credit  Agreement  and the Other  Documents,  except as such representations  and  warranties,  agreements and covenants may have  heretofore been  amended,  modified  or waived in  writing  in  accordance  with the Credit
Agreement or the Other Documents, as applicable.

     17.  Each  Loan  Party  acknowledges  and  agrees  that,  except  for  such documents,  instruments  or  agreements  that are  being  released  pursuant  to
Paragraph 15 of this Second  Amendment,  each and every document,  instrument or agreement,  if any,  which at any time has  secured  payment of the  Obligations including,  but not limited to, (i) the Credit  Agreement,  (ii) Blocked Account
Agreements,   (iii)  each  Guaranty,   (iv)  the  Pledge  Agreements,   (v)  the
Intellectual  Property Security  Agreement,  (vi) the Mortgage,  (vii) the Lease
Assignment,  and (vii) all UCC-1  financing  statements  executed in  connection therewith, hereby continue to secure prompt payment when due of the Obligations.

     18. Each Loan Party hereby  represents  and warrants to the Lender that (i)
such Loan Party has the legal power and  authority  to execute and deliver  this
Second  Amendment;  (ii) the officers of such Loan Party  executing  this Second
Amendment  have each been duly  authorized  to execute and  deliver  this Second
Amendment and all other documents executed in connection  herewith and bind such
Loan  Party  with  respect  to the  provisions  hereof  and  thereof;  (iii) the execution  and  delivery  hereof by such  Loan  Party  and the  performance  and observance by such Loan Party of the provisions  hereof and all other  documents executed  or to be  executed  herewith,  do not  violate  or  conflict  with the organizational  documents of such Loan Party or any Law  applicable to such Loan
Party or result in a breach of any  provision of or  constitute a default  under any other agreement or instrument or order, writ, judgment, injunction or decree to which  such  Loan  Party is a party or by which it is bound or to which it is subject;  and (iv) this Second Amendment and all other documents  executed or to be  executed  by such Loan Party in  connection  herewith  constitute  valid and binding  obligations  of such  Loan  Party  in  every  respect,  enforceable  in accordance with their respective terms.

     19. Each Loan Party  represents  and warrants  that (i) no Event of Default exists under the Credit Agreement or the Other Documents,  nor will any occur as a  result  of the  execution  and  delivery  of  this  Second  Amendment  or the performance or observance of any provision hereof,  (ii) the Schedules  attached

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to and made a part of the Credit Agreement, as amended by this Second Amendment, if  applicable,  are true and  correct  as of the date  hereof  and there are no modifications  or  supplements  thereto and (iii) it presently  has no claims or actions of any kind at Law or in equity  against the Lender arising out of or in any way relating to the Credit Agreement or the Other Documents.

     20.  Each  reference  to the  Credit  Agreement  that is made in the Credit
Agreement  or any  other  document  executed  or to be  executed  in  connection therewith shall hereafter be construed as a reference to the Credit Agreement as amended hereby.

     21. The  agreements  contained in this Second  Amendment are limited to the specific agreements contained herein. Except as amended hereby, all of the terms and  conditions of the Credit  Agreement  shall remain in full force and effect.
This Second Amendment amends the Credit Agreement and is not a novation thereof.

     22. This Second Amendment may be executed in any number of counterparts and by the different parties hereto on separate  counterparts each of which, when so executed,  shall  be  deemed  an  original,  but  all  such  counterparts  shall constitute but one and the same instrument.

     23. This Second  Amendment shall be governed by, and shall be construed and enforced  in  accordance  with,  the Laws of the  Commonwealth  of  Pennsylvania without  regard to the  principles  of the  conflicts of law thereof.  Each Loan
Party hereby consents to the jurisdiction and venue of the Court of Common Pleas of Allegheny  County,  Pennsylvania and the United States District Court for the
Western  District of  Pennsylvania  with  respect to any suit  arising out of or mentioning this Second Amendment.

                           [INTENTIONALLY LEFT BLANK]

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     IN WITNESS WHEREOF,  the parties hereto,  by their officers  thereunto duly authorized,  have  executed  this  Agreement  as of the day and year first above written to be effective on the Effective Date.

                           BORROWERS:

                           Blonder Tongue Laboratories, Inc.

                           By: /s/ James A. Luksch
                           Name: James A. Luksch
                           Title: Chief Executive Officer

                           BDR Broadband, LLC

                           By: /s/ James A. Luksch
                           Name: James A. Luksch
                           Title: Member

                           GUARANTOR:

                           Blonder Tongue Investment Company

                           By:  /s/ James A. Luksch
                           Name: James A. Luksch
                           Title: President

                           LENDER:

                           National City Business Credit, Inc., as Lender

                           By: /s/Terry A. Graffis
                           Name: Tery A. Graffis
                           Title: Vice President

                           ISSUER:

                           National City Bank, a national banking association,
                           as Issuer

                           By:  /s/ Joseph Kwasney
                           Name: Joseph Kwasney
                           Title: Senior Vice President